                                                                   EXHIBIT 10.46


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 15th day of December, 1999 (the "Effective Date"). Reference is made to the Credit Agreement, dated as of July 31, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof, the "Credit Agreement") by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), the lenders party hereto (collectively, together with all successors and assigns, the "Lenders") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                             PRELIMINARY STATEMENTS

         A. The Borrower has requested that the Lenders extend the Revolving Credit Termination Date and the Scheduled Advance Term Loan Termination Date to December 13, 2000.

         B. The Borrower has also requested that the Revolving Credit Commitment be increased from One Hundred Ten Million Dollars ($110,000,000) to One Hundred Thirty Million Dollars ($130,000,000) and that the Swingline Loan facility be increased from Twenty Million Dollars ($20,000,000) to Twenty-Five Million Dollars ($25,000,000).

         C. The parties hereto also desire to (i) add National City Bank (herein so called) as a Lender and (ii) remove Guaranty Federal Bank, F.S.B. ("Guaranty Federal") as a Lender, in each case, for all purposes of the Credit Agreement.

         D. It is the intention of the parties hereto that the Loans outstanding prior to the Effective Date to or for the account of the Borrower shall continue and remain outstanding and not be repaid on the Effective Date, but shall be assigned and reallocated among the Lenders as provided in Section 3.02 hereof, and, accordingly, the Loans and Commitments hereunder are not in novation or discharge of the outstanding Loans.

         E. The Borrower and Lenders further desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

ARTICLE I. DEFINITIONS

         SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are used as defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II. AMENDMENTS

         SECTION 2.01 Amendment to Section 1.01 - Certain Defined Terms. Effective as of the Effective Date, Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions:

         "`Final Maturity Date' shall mean December 15, 2004."

         "`Revolving Credit Termination Date' shall mean the earlier to occur of
         (a) December 13, 2000 and (b) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement."

         "`Scheduled Advance Term Loan Termination Date' shall mean December 13, 2000."

         SECTION 2.02 Amendment to Section 2.17 - Swingline Loans. Effective as of the Effective Date, Section 2.17 of the Credit Agreement is hereby amended so that the reference in such section to "Twenty Million Dollars ($20,000,000)" shall read "Twenty-Five Million Dollars ($25,000,000)".

         SECTION 2.03 Amendment to Section 3.06 - Litigation; Compliance With Laws; Etc. Effective as of the Effective Date, subsection (a) of Section 3.06 of the Credit Agreement is hereby amended so that the phrase "Except as set forth on Schedule 3.06 hereto," is added to the beginning of such subsection.

         SECTION 2.04 Amendment to Section 5.05 - Financial Statements, Reports, Etc. Effective as of the Effective Date, subsection (f) of Section 5.05 of the Credit Agreement is hereby amended so that the reference in such section to "no later than the beginning of each Fiscal Year" shall read "within ninety (90) days after the beginning of each Fiscal Year".

         SECTION 2.05 Amendment to Section 6.06 - Loans and Advances. Effective as of the Effective Date, the "." at the end of subsection (d) of Section 6.06 of the Credit Agreement is hereby replaced with "; or", and a new subsection (e) is added to Section 6.06 of the Credit Agreement which shall read as follows:

         "(e) Loans and advances as contemplated by the Master Loan Agency Agreement dated August 11, 1999 between Borrower and Goleta National Bank, as in effect as of such date."

         SECTION 2.06 Amendment to Section 6.18 - Limitation on Investments. Effective as of the Effective Date, the "." at the end of subsection (e) of
Section 6.18 of the Credit Agreement is hereby replaced with "; and", and a new subsection (f) is added to Section 6.18 of the Credit Agreement which shall read as follows:

         "(f) Purchase of participations in consumer loans originated by Goleta National Bank in accordance with the terms and conditions of the Master Loan Agency Agreement dated August 11, 1999 between Borrower and Goleta National Bank, as in effect as of such date."

         SECTION 2.07 Schedule 2.01(a) - Advance Term Loan Commitments. Effective as of the Effective Date, all references in the Credit Agreement to
Schedule 2.01(a), which is entitled "Advance Term Loan Commitments", shall be deemed references to the Schedule 2.01(a) which is attached hereto as Annex A.

         SECTION 2.08 Schedule 2.01(b) - Revolving Credit Commitments. Effective as of the Effective Date, all references in the Credit Agreement to Schedule 2.01(b), which is entitled "Revolving Credit Commitments", shall be deemed references to the Schedule 2.01(b) which is attached hereto as Annex B.

         SECTION 2.09 Schedule 3.06 - Litigation. Effective as of the Effective Date, all references in the Credit Agreement to Schedule 3.06, which is entitled "Litigation", shall be deemed references to the Schedule 3.06 which is attached hereto as Annex C .

ARTICLE III. ADDITION AND REMOVAL OF LENDERS; REALLOCATION OF COMMITMENTS

         SECTION 3.01 Addition and Removal of Lenders. From and after the Effective Date, (a) National City Bank shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Credit Documents, and shall be bound by the provisions thereof, and (b) Guaranty Federal shall relinquish its rights and be released from its obligations under the Credit Agreement, and shall cease to be a party to the Credit Documents, but shall nevertheless continue to be entitled to the benefits of Sections 2.10, 2.11, 2.12, 2.15 and 9.04 of the Credit Agreement.

         SECTION 3.02 Reallocation of Loans and Commitments. On the Effective Date, National City Bank (and each other Lender, if any, whose relative proportion of its Commitment hereunder is increasing over the proportion of the Commitment held by it prior to the Effective Date) shall, by assignments from the Lenders which were parties to the Credit Agreement prior to the Effective Date (the "Existing Lenders") (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Effective Date) acquire a portion of the Loans and Commitments of the Existing Lenders so designated in such amounts, and the Lenders shall, through the Agent, make such other adjustments among themselves as shall be necessary so that after giving effect to assignments and adjustments, the Lenders shall hold all Loans outstanding under the Credit Agreement ratably in accordance with their respective Commitments as reflected on Schedule 2.01(a) and Schedule 2.01(b), attached hereto as Annex A and Annex B, respectively. On the Effective Date, all Interest Periods under the Credit Agreement in respect of any Eurodollar Loans under the Credit Agreement shall automatically be terminated (and the Borrower shall on the Effective Date make payments to the Existing Lenders that held such Eurodollar Loans under Section
2.09 and Section 2.12 of the Credit Agreement to compensate for such termination as if such termination were a payment or prepayment referred to in said Sections
2.09 and 2.12), and subject
to the other restrictions contained herein, the Borrower shall be permitted to continue such Eurodollar Loans or to convert such Eurodollar Loans into Alternate Base Loans hereunder.

         SECTION 3.03 Adjustments Generally. On the day that is three (3) Business Days prior to the Effective Date, the Agent shall notify each Lender of the amount of Loans required to be made by such Lender (if any) to the Borrower on the Effective Date, and of any other assignments or adjustments that the Agent deems necessary and advisable such that after giving effect to the transactions contemplated to occur on the Effective Date, each Lender's Commitment shall be in accordance with the Commitments set forth opposite its name on Schedule 2.01(a) and Schedule 2.01(b), attached hereto as Annex A and Annex B, respectively. Each Lender's Loans to the Borrower shall not exceed its pro rata portion of all Loans then outstanding to the Borrower, and the unused Commitments of all Lenders plus all outstanding Loans under the Credit Agreement, as amended hereby, shall not exceed the Total Commitment. Any such assignments shall be deemed to occur hereunder automatically on the Effective Date and without any requirement for additional documentation, and in the case of any such assignment, the assigning party shall be deemed to represent and warrant to each assignee that it has not created any adverse claim upon the interest being assigned and that such interest is free and clear of any adverse claim. Each Lender hereby agrees to give effect to the instructions of the Agent to such Lender contained in the notice described above.

ARTICLE IV. CONDITIONS PRECEDENT

         SECTION 4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The Lenders shall have received (i) this Amendment, duly executed by the Borrower and all Lenders, (ii) new Advance Term Notes, dated as of the Effective Date but otherwise substantially in the form of Exhibit A to the Credit Agreement, executed by the Borrower in favor of each Lender reflecting the Advance Term Loan Commitments as amended herein (the "New Advance Term Notes"), (iii) new Revolving Credit Notes, dated as of the Effective Date but otherwise substantially in the form of Exhibit B to the Credit Agreement, executed by the Borrower in favor of each Lender reflecting the Revolving Credit Commitments as amended herein (the "New Revolving Credit Notes"), (iv) a certificate of the Secretary of the Borrower acknowledging (A) that the Borrower's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment, the New Advance Term Notes, the New Revolving Credit Notes and all other Credit Documents to which the Borrower is or is to be a party as a result of this Amendment, and (B) the names of the officers of the Borrower authorized to sign this Amendment, the New Advance Term Notes, the New Revolving Credit Notes, and each of the other Credit Documents to which the Borrower is or is to be a party as a result of this Amendment (including the certificates contemplated herein) together with specimen signatures of such officers, and (v) such additional documents, instruments and information as the Lenders may reasonably request;

                  (b) Each of the Lenders listed below shall have received, in consideration of this Amendment, an amendment fee (the "Amendment Fee") equal to the amount corresponding to such Lender's name below:

         Lender                                                    Amendment Fee
         ------                                                    -------------
         Wells Fargo Bank (Texas), National Association               $24,000.00

         Chase Bank of Texas, National Association                    $17,318.18

         Paribas                                                      $11,193.18

         First Union National Bank                                    $29,193.18

         Bank of America, N.A.                                        $29,193.18

         National City Bank                                           $12,500.00

                  (c) Confirmations of the existing Guaranty Agreements from each Guarantor;

                  (d) A legal opinion from counsel to the Borrower covering such matters as the Agent may reasonably request;

                  (e) The representations and warranties contained herein and in the Credit Agreement and the Credit Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof (except insofar as such representations and warranties relate expressly to an earlier date or a date modified hereby);

                  (f) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

                  (g) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Lenders and their legal counsel.

ARTICLE V. LIMITED CONSENT

         SECTION 5.01. Limited Consent. By execution of this Amendment, the Lenders hereby consent to the Borrower's entering into the Master Loan Agency Agreement dated August 11, 1999 between the Borrower and Goleta National Bank, as in effect on the date hereof (the "Goleta Agreement"), and hereby waive any Default or Event of Default arising under Sections 6.06 or 6.18 and/or Article VII(d) of the Credit Agreement solely as a result of Borrower's entering into the Goleta Agreement and consummating the transactions contemplated thereby. Except as specifically provided in the preceding sentence, nothing contained in this Amendment shall be construed as a waiver by the Agent or the Lenders of any covenant or provision of the Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument between the Borrower, the Agent and/or the Lenders, and the failure of the Agent or the Lenders at any time or times hereafter to require strict performance by the Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent or the Lenders to thereafter demand strict compliance therewith. The Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument between the Borrower, the Agent and/or the Lenders.

ARTICLE VI. REPRESENTATIONS AND WARRANTIES

         SECTION 6.01 Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and in any other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date or a date modified hereby); (b) no Default of Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; and (c) Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement and in the other Credit Documents, as amended hereby.

ARTICLE VII. MISCELLANEOUS PROVISIONS

         SECTION 7.01 Return of Previous Notes. Within five (5) Business Days after the date on which any Lender has received its respective New Advance Term Note and New Revolving Credit Note, such Lender shall return to the Agent the Advance Term Note and the Revolving Credit Note executed by the Borrower in favor of such Lender dated December 16, 1998 (individually, a "Previous Note" or collectively, the "Previous Notes") (to the extent that such Previous Notes were executed in favor of such Lender); provided, however, that Guaranty Federal shall return the Previous Notes executed in its favor to the Agent within five
(5) Business Days after the Effective Date. Within five (5) Business Days after the Agent receives any Previous Note, the Agent shall return such Previous Note or Previous Notes to the Borrower for cancellation.

         SECTION 7.02 Ratification of Credit Agreement and Other Credit Documents. Except as expressly provided herein, (i) the Credit Agreement and all other Credit Documents shall remain unmodified and in full force and effect as supplemented and amended hereby, and (ii) the Borrower hereby affirms all the provisions of the Credit Agreement, as amended hereby, and the other Credit Documents, as amended hereby.

         SECTION 7.03 Confirmation of the Security Documents. The Borrower hereby acknowledges and confirms that the Collateral (as defined in the Security Documents) continues to secure the Liabilities (as defined in the Security Documents), including those arising under the Credit Agreement, as amended hereby.

         SECTION 7.04 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been executed as of the 18th day of November, 1999, but is to be effective as of the Effective Date.

                                   BORROWER:

                                   ACE CASH EXPRESS, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   AGENT:

                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   LENDERS:

                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   FIRST UNION NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   BANK OF AMERICA, N.A.,
                                   formerly known as NationsBank, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   PARIBAS


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   NATIONAL CITY BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   AGREED AND ACKNOWLEDGED:

                                   GUARANTY FEDERAL BANK, F.S.B.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                     ANNEX A

                          ADVANCE TERM LOAN COMMITMENTS


                                 (See Attached)

                                SCHEDULE 2.01(a)

                          ADVANCE TERM LOAN COMMITMENTS

                                                                  Percentage of
Lender                                             Commitment       Commitment
------                                           --------------   -------------
Wells Fargo Bank (Texas), National Association   $10,181,818.17          29.091%

Chase Bank of Texas, National Association        $ 6,190,082.61          17.686%

Paribas                                          $ 4,126,721.88          11.791%

First Union National Bank                        $ 6,190,082.61          17.686%

Bank of America, N.A                             $ 6,190,082.61          17.686%

National City Bank                               $ 2,121,212.12           6.061%
                                                 --------------   -------------

Total Advance Term Loan Commitments              $35,000,000.00          100.00%
                                                 ==============   =============

                                     ANNEX B

                          REVOLVING CREDIT COMMITMENTS


                                 (See Attached)

                                SCHEDULE 2.01(b)

                          REVOLVING CREDIT COMMITMENTS

                                                                      Percentage of
Lender                                              Commitment         Commitment
------                                           ----------------   ----------------
Wells Fargo Bank (Texas), National Association   $  37,818,181.83             29.091%

Chase Bank of Texas, National Association        $  22,991,735.39             17.686%

Paribas                                          $  15,327,824.12             11.791%

First Union National Bank                        $  22,991,735.39             17.686%

Bank of America, N.A                             $  22,991,735.39             17.686%

National City Bank                               $   7,878,787.88              6.061%
                                                 ----------------   ----------------

Total Revolving Credit Commitments               $ 130,000,000.00             100.00%
                                                 ================   ================